EXHIBIT 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) made as of August 22, 2007 by and among Encore Energy Partners Operating LLC, a Delaware limited liability company (“Borrower”), Encore Energy Partners LP, a Delaware limited partnership (“Parent”), Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and L/C Issuer, and the Lenders party to the Original Agreement defined below (“Lenders”).
W I T N E S S E T H:
     WHEREAS, Borrower, Operating, Administrative Agent, L/C Issuer and Lenders entered into that certain Credit Agreement dated as of March 7, 2007 (as amended, supplemented or modified from time to time, the “Original Agreement”), for the purpose and consideration therein expressed, whereby L/C Issuer became obligated to issue Letters of Credit to Borrower and Lenders became obligated to make loans to Borrower as therein provided; and
     WHEREAS, Borrower, Parent, Administrative Agent, L/C Issuer and Lenders desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by Lenders and L/C Issuer to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
     “Amendment” means this First Amendment to Credit Agreement.
     “Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith or therewith.

     “Credit Agreement” means the Original Agreement as amended hereby.
ARTICLE II.
AMENDMENTS TO ORIGINAL AGREEMENT
     Section 2.1. Interest Coverage Ratio.
     (a) The Original Agreement is hereby amended to add the following definitions of “Consolidated Total Interest Coverage Ratio”, “Consolidated Senior Interest Coverage Ratio” and “Consolidated Senior Interest Expense”, in appropriate alphabetical order:
     “‘Consolidated Total Interest Coverage Ratio’ means the ratio of (i) Consolidated EBITDA to (ii) the sum of (A) Consolidated Net Interest Expense plus (B) Letter of Credit Fees (accruing during the Fiscal Quarter ending on such date), where such Consolidated EBITDA and Consolidated Net Interest Expense are calculated for (i) the one Fiscal Quarter ended June 30, 2007 times 4, (ii) for the two Fiscal Quarters ended September 30, 2007 times 2, (iii) the three Fiscal Quarters ended December 31, 2007 times 4/3rds, and (iv) the actual period of four consecutive (4) Fiscal Quarters ended on such date in the case of each Fiscal Quarter ended on or after March 31, 2008.”
     “‘Consolidated Senior Interest Coverage Ratio’ means ratio of (i) Consolidated EBITDA to (ii) Consolidated Senior Interest Expense, where such Consolidated EBITDA and Consolidated Senior Interest Expense are calculated for (i) the one Fiscal Quarter ended June 30, 2007 times 4, (ii) for the two Fiscal Quarters ended September 30, 2007 times 2, (iii) the three Fiscal Quarters ended December 31, 2007 times 4/3rds, and (iv) the actual period of four consecutive (4) Fiscal Quarters ended on such date in the case of each Fiscal Quarter ended on or after March 31, 2008.”
     “‘Consolidated Senior Interest Expense” means, for any period, with respect to Parent, the Borrower and its Consolidated Restricted Subsidiaries for such period, (a) the interest expense attributable to all Consolidated Funded Debt, minus (b) interest income.”
     (b) Section 7.13(b) of Original Agreement is hereby amended in its entirety to read as follows:
     “(b) At the last day of each Fiscal Quarter, commencing June 30, 2007, neither the Borrower nor Parent will permit (i) the Consolidated Total Interest Coverage Ratio to be less than 1.5 to 1 nor (ii) the Consolidated Senior Interest Coverage Ratio to be less than 2.5 to 1.”
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     Section 3.1. Effective Date. This Amendment shall become effective (the “Effective Date”) when and only when:

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     (a) Administrative Agent shall have received a counterpart of this Amendment executed and delivered by Borrower, Parent, each Guarantor and Required Lenders.
     (b) Administrative Agent shall have received, for the account of each Lender who executes this Amendment on or before August 22, 2007, an amendment fee equal to 0.10% of such Lender’s Applicable Percentage of the current Borrowing Base.
     (c) Borrower shall have paid, in connection with this Amendment and the Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to this Amendment or any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent’s attorneys.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     Section 4.1. Representations and Warranties. In order to induce L/C Issuer and each Lender to enter into this Amendment, Borrower and Parent represent and warrant to L/C Issuer and each Lender that:
     (a) The representations and warranties contained in Article V of the Original Agreement are shall be true and correct in all material respects on and as of the Effective Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
     (b) Each Credit Party is duly authorized to execute and deliver this Amendment and the other Amendment Documents (to the extent such Credit Party is a party to this Amendment and the other Amendment Documents) and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each Credit Party has duly taken all company action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents) and to authorize the performance of its obligations hereunder and thereunder.
     (c) The execution and delivery by each Credit Party of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents), the performance each Credit Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of Law or of the Organization Documents of such Credit Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Credit Party, or, except as provided hereby, result in the creation of any Lien upon any assets or properties of such Credit Party. Except for those which have been obtained, no consent, approval, authorization or order of any court or Governmental Authority or

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third party is required in connection with the execution and delivery by any Credit Party of this Amendment and the other Amendment Documents (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents) or to consummate the transactions contemplated hereby and thereby.
     (d) When duly executed and delivered, each of this Amendment, the Amendment Documents and the Credit Agreement will be a legal and binding obligation of each Credit Party (to the extent that such Credit Party is a party to this Amendment and the other Amendment Documents), enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.
     (e) The most recent financial statements delivered pursuant to Section 6.01(a) and (b) of the Credit Agreement fairly present the consolidated financial position at such dates and the statement of operations and the changes in consolidated financial position for the periods ending on such dates for Parent. Copies of such financial statements have heretofore been delivered to Administrative Agent, L/C Issuer and each Lender. Since such dates no material adverse change has occurred in the consolidated financial condition or business of Parent.
ARTICLE V.
MISCELLANEOUS
     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The other Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Administrative Agent, L/C Issuer or Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of any Loan Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to Administrative Agent, L/C Issuer or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower, Parent, and such Loan Party under this Amendment and under the Credit Agreement.
     Section 5.3. Loan Documents. This Amendment is and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

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     Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws applicable to the Credit Agreement.
     Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ENERGY PARTNERS OPERATING LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves, Vice President, Chief
Financial Officer, Treasurer and Secretary

ENCORE ENERGY PARTNERS LP
By:	Encore Energy Partners GP LLC, its sole
general partner

By:	/s/ Robert C. Reeves
Robert C. Reeves, Senior Vice
President, Chief Financial Officer and Treasurer

ENCORE CLEAR FORK PIPELINE LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves, Vice President, Treasurer
and Secretary

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and a Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender
By:	/s/ Christopher L. Hewitt
	Name:	Christopher L. Hewitt
	Title:	Vice President

FORTIS CAPITAL CORP., as Co-Syndication Agent and as a Lender
By:	/s/ Scott Myatt
	Name:	Scott Myatt
	Title:	Vice President

By:	/s/ Steve Staples
	Name:	Steve Staples
	Title:	Director

BNP PARIBAS, as Co-Documentation Agent and as a Lender
By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

By:	/s/ Robert Long
	Name:	Robert Long
	Title:	Vice President

CALYON NEW YORK BRANCH, as Co-Documentation Agent and as a Lender
By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Director

By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Director

COMERICA BANK, as a Lender
By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Vice President

NATIXIS, as a Lender
By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Director

BANK OF SCOTLAND, as a Lender
By:	/s/ Joseph Fratus
	Name:	Joseph Fratus
	Title:	First Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Senior Vice President

THE FROST NATIONAL BANK, as a Lender
By:	/s/ John S. Warren
	Name:	John S. Warren
	Title:	Senior Vice President

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory